Exhibit 10.88

FIRST AMENDMENT OF LEASE

THIS FIRST AMENDMENT OF LEASE (“First Amendment”) made as of this 28th day of February, 2000 by and between:

McCARTHY ASSOCIATES LIMITED (“Landlord”)
a New Jersey limited partnership
c/o John F. McCarthy, III
228 Alexander Street
P.O. Box 2329
Princeton, NJ  08543-2329

AND

MEDAREX, INC. (“Tenant”)
a New Jersey corporation
1545 Route 22 East
P.O. Box 953
Annandale, NJ  08801-0953

WITNESS:

WHEREAS, pursuant to a certain Agreement of Lease dated July 7, 1999 (“Lease”), Landlord leased to Tenant certain rentable office space in the building commonly known as Princeton Gateway Corporate Campus, located at 707 State Road in Princeton, NJ (“Building”), and

WHEREAS, pursuant to Article 41 of the Lease, Tenant is obligated to lease the Contiguous Space consisting of 4600 square feet of rentable space as shown on Exhibit “B” to the Lease if the Contiguous Space becomes available for lease during the Term and the Contiguous Space will be available for lease for a term commencing on or about May 1, 2000,

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Landlord and Tenant agree as follows:

1.             Definitions.           Unless otherwise defined in this instrument, all capitalized terms used herein shall have the meanings ascribed to such terms in the Lease.

2.             Availability Notice.              Landlord hereby gives Tenant an Availability Notice that the Contiguous Space is available for lease for a term commencing on or about May 1, 2000.

3.             Leasing, Term and Increases in Rent and Security.  Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, the Contiguous Space pursuant to the terms of the Lease and this First Amendment for a term commencing on the Contiguous Space Effective Date (as defined below) and terminating on the Termination Date, for a fixed rental payable by Tenant to Landlord of $108,100 per

1

year.  On or before the Contiguous Space Effective Date, Tenant shall deposit with Landlord an additional security deposit of $18,016.67, increasing the amount of the security deposit to be held in accordance with Article 36 of the Lease to $43,122.50.

4.             Modifications to Definitions.             As a consequence of the leasing of the Contiguous Space by Tenant, the following definitions appearing in the preamble to the Lease are modified to read as follows from and after the Contiguous Space Effective Date:

(a)           “Lease” or “this Lease” consists of the Lease, Exhibits “A-1” through “G” attached thereto and made a part thereof, this First Amendment and Exhibit “H” attached hereto and made a part hereof.

(b)           “Minimum Rent” shall mean the fixed rental owed by Tenant to Landlord in the amount of $258,735.00 per year, payable in installments of $21,561.25 per month.

(c)           “Premises” shall mean the portion of the Building shown as the area marked on the floor plan of the Building as the Medarex 6410 sq. ft. and the Technology Management 4600 SF, a copy of which floor plan is annexed to the Lease as Exhibit “B” and made a part thereof.

(d)           “Rentable Area of the Premises” shall mean 11,010 square feet for the purposes of the Lease.

(e)           “Tenant’s Proportionate Share” shall mean 29.00%.

5.             Other Lease Modifications.                As a further consequence of the leasing of the Contiguous Space by Tenant, the following provisions of the Lease are modified to read as follows from and after the Contiguous Space Effective Date:

(a)           The Basic Lease Information cover sheet is modified to read in full as the same appears as Exhibit “H” attached hereto and made a part hereof.

(b)           The first sentence of Section 1.2 of the Lease is modified to read in full as follows:  “The leasing of the Premises to and by Tenant includes the non-exclusive right to the use of forty-four (44) automobile parking spaces.”

6.             Contiguous Space Effective Date.    Tenant acknowledges that the Contiguous Space is presently occupied by Technology Management and Funding (“TMF”) and that TMF’s lease term expires on April 30, 2000.  In the event Landlord is unable to deliver possession of the Contiguous Space on May 1, 2000 as a result of TMF holding over or because Landlord has failed to perform the “Landlord’s Work” described in paragraph 7 below, such failure shall not affect the validity of this First Amendment.  Landlord shall not be liable for any damages which Tenant may incur as a result of the delay in obtaining possession of the Contiguous Space or the completion of the Landlord’s Work.  In such event, Landlord shall take reasonable action to acquire possession of the Contiguous Space or complete the Landlord’s Work as soon as reasonably possible.  For the purposes of this First Amendment, the term “Contiguous Space Effective Date” shall mean the date on which Landlord delivers

2

possession of the Contiguous Space to Tenant, free of all tenancies and occupancies, in broom clean condition, and with Landlord’s Work completed.

7.             As Is Condition.   Tenant acknowledges that except for the Landlord’s Work described below, Landlord is not obligated to do any work to the Contiguous Space to prepare it for Tenant’s occupancy.  Tenant shall accept the Contiguous Space in its “as is” condition as of the Contiguous Space Effective Date, including, without limitation, the “swipe system” that provides security to the Contiguous Space; provided, however, that Tenant assumes no responsibility in respect to latent defects in the Contiguous Space, the responsibility for the correction of which resides in Landlord, and provided, further, that Tenant shall not be required to accept the swipe system unless Landlord delivers to Tenant clear title to and possession of the computer hardware and software currently employed by TMF to operate the swipe system.  Notwithstanding the foregoing, consistent with the provisions of the Lease, Landlord shall at Landlord’s cost and expense do all of the following work (the “Landlord’s Work”) prior to the Contiguous Space Effective Date:

(a)                                  remove the demising wall separating the Medarex 6410 sq. ft. and the Technology Management 4600 SF and repair any damage caused by such removal,

(b)                                 if Landlord is unable to deliver to Tenant clear title to and possession of the computer hardware and software currently employed by TMF to operate the swipe system, remove the swipe system and all of its components from the Contiguous Space and repair any damage caused by such removal, and

(c)                                  paint the Contiguous Space.

In addition, if Tenant notifies Landlord within five (5) business days after the Contiguous Space Effective Date that the Contiguous Space has been surrendered by TMF in a damaged or other condition that is inconsistent with TMF’s obligations with respect to the surrender thereof (i.e., that the Contiguous Space shall be surrendered broom clean, in as good condition as on the commencement date of TMF’s lease, ordinary wear and tear, repairs and replacement by Landlord, and alterations, additions and improvements permitted thereunder excepted), Landlord shall, at Landlord’s cost and expense, immediately commence to make such repairs, alterations, etc. as may be necessary to restore the condition of the Contiguous Space to the condition in which it was required to be surrendered by TMF, and prosecute the completion of such repairs with due diligence.

8.             Modification.   This First Amendment may not be changed orally and shall be binding upon and inure to the benefit of the parties hereto and their respective successors, permitted assigns and legal representatives.

9.             Effectiveness.       This First Amendment shall be effective only if both Tenant and Landlord shall have signed and delivered to the other party a copy of this First Amendment and Landlord shall have caused TMF to provide Tenant and Tenant’s agents with the right, exercisable at reasonable times and upon reasonable advance notice to TMF, to enter the Contiguous Space from time to time for the purpose of examining its condition, taking measurements and interior decorating.

3

10.           Commission.         Tenant represents and warrants to Landlord that Tenant has not dealt with any real estate broker or sales representative in connection with this transaction other than Broker.  Tenant shall indemnify and hold harmless Landlord from and against all threatened or asserted claims, liabilities, costs or damages (including reasonable attorneys’ fees and disbursements) which Landlord may incur as a result of a breach of this representation.  Landlord shall pay to Broker a commission pursuant to a separate written agreement.

11.           Amended Lease.  Except to the extent expressly modified herein, all of the terms and provisions of the Lease are hereby expressly ratified and confirmed.

IN WITNESS WHEREOF the parties have signed this First Amendment as of the date first written above.

LANDLORD: McCARTHY ASSOCIATES LIMITED By: Princeton Gateway Corporation, Inc.		TENANT: MEDAREX, INC.
/s/ John F. McCarthy, III		/s/ Lisa N. Drakeman
John F. McCarthy, III, President		Name:	Lisa N. Drakeman
		Title:	Senior Vice President
Dated:	February 29, 2000	Dated:	February 28, 2000

4

EXHIBIT “H”

BASIC LEASE INFORMATION

Landlord:	McCarthy Associates Limited a New Jersey limited partnership c/o John F. McCarthy, III, Esq. 228 Alexander Street P. O. Box 2329 Princeton, NJ 08543-2329

Tenant:	Medarex, Inc. 1545 Route 22 East P. O. Box 953 Annandale, NJ 08801-0953

Type of Entity:	A corporation of the State of New Jersey

Definition	Base Year: calendar year 1999 for the initial Term

Definition	Commencement Date: on or about July 2, 1999

Definition	Rentable Area of Building:	37,966 rentable square feet

Definition	Rentable Area of Premises:	11,010 rentable square feet

Definition	Tenant’s Proportionate Share:	29.00%

Definition

Termination Date:  (1) Fifth anniversary of the Commencement Date; or (2) Tenth Anniversary of the Commencement Date if Tenant exercises its first option to renew; or (3) Fifteenth Anniversary of the Commencement Date if Tenant exercises its second option to renew.

Section 1.3	Number of Parking Spaces:	forty-four (44)

Section 1.3	Minimum Rent Per Year:	$258,735.00

Section 1.3	Minimum Rent Per Month:	$21,561.25

Article 36	Security Deposit:	$43,122.50

INITIALS:
Landlord	Tenant

5

SECOND AMENDMENT OF LEASE

THIS SECOND AMENDMENT OF LEASE (“Second Amendment”) made as of this 26th day of May, 2000 by and between:

McCARTHY ASSOCIATES LIMITED (“Landlord”)
a New Jersey limited partnership
c/o John F. McCarthy, III
228 Alexander Street
P.O. Box 2329
Princeton, NJ  08543-2329

AND

MEDAREX, INC. (“Tenant”)
a New Jersey corporation
707 State Road
Princeton, NJ  08540

WITNESS:

WHEREAS, pursuant to a certain Agreement of Lease dated July 7, 1999 (“Lease”), and First Amendment of Lease dated February 28, 2000 (“First Amendment”), Landlord leased to Tenant certain rentable office space in the building commonly known as Princeton Gateway Corporate Campus, located at 707 State Road in Princeton, New Jersey (“Building”), and

WHEREAS, Tenant is interested in Scauticon’s existing space consisting of 3,302 square feet of rentable space as shown on Exhibit “I” hereto referred to as “Scanticon Expansion Space”,

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Landlord and Tenant agree as follows:

1.             Definitions.  Unless otherwise defined in this instrument, all capitalized terms used herein shall have the meanings ascribed to such terms in the Lease.

2.             Leasing, Term and Increases in Rent and Security.  Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, the Scanticon Expansion Space pursuant to the terms of the Lease and this Second Amendment for a term commencing on the Scanticon Expansion Space Effective Date (as defined below) and terminating on the Termination Date, for a fixed rental payable by Tenant to Landlord of $87,503.00 per year.  On or before signing of this Second Amendment, Tenant shall deposit with Landlord the first month’s rent in the amount of $7,291.91 and an additional security deposit of $14,583.00, increasing the amount of the security deposit to be held in accordance with Article 36 of the Lease to $57,706.25.

3.             Modifications to Definitions.  As a consequence of the leasing of the Scanticon Expansion Space by Tenant, the following definitions appearing in the preamble to the Lease are modified to read as follows from and after the Scanticon Expansion Space Effective Date:

(a)                                  “Lease” or “this Lease” consists of the Lease, Exhibits “A-1” through “G” attached thereto and made a part thereof, First Amendment and Exhibit “H”

1

attached thereto and made a part thereof and Modification of First Amendment of Lease dated April     , 2000 and this Second Amendment and Exhibit “I” attached hereto and made a part hereof.

(b)                                 “Minimum Rent” shall mean the fixed rent owed by Tenant to Landlord in the amount of $346,237.50 per year, payable in installments of $28,853.12 per month,

(c)                                  “Premises” shall mean the portion of the Building shown as the area marked on the floor plan of the Buildings as the Medarex 6,410 square feet and the Technology Management 4,600 square feet, a copy of which floor plan is annexed to the Lease as Exhibit “B” and made a part thereof, and the portion of the Building shown as the area marked on the floor plan of the Buildings as the Scanticon International 3,302 square feet, a copy of which floor plan is annexed hereto as Exhibit “I” and made a part hereof.

(d)                                 “Rentable Area of the Premises” shall mean 14,312 square feet for the purposes of the Lease.

(e)                                  “Tenant’s Proportionate Share” shall mean 37.70 percent.

(f)                                    “Base Year” shall mean 1999 for the initial Term of this Lease, 2005 for the First Option Period, if any, and 2010 for the Second Option Period, if any.

4.             Other Lease Modifications.  As a further consequence of the leasing of the Scanticon Expansion Space by Tenant, the following provisions of the Lease are modified to read as follows from and after the Scanticon Expansion Space Effective Date:

(a)                                  The Basic Lease Information cover sheet is modified to read in full as the same appears as Exhibit “J” attached hereto and made a part hereof.

(b)                                 The first sentence of Section 1.2 of the Lease is modified to read in full as follows:  “The leasing of the Premises to and by Tenant includes the non-exclusive right to the use of sixty (60) automobile parking spaces.”

5.             Scanticon Expansion Space Effective Date.  Tenant acknowledges that the Scanticon Expansion Space is presently occupied by Scanticon International (“SI”) and that SI’s lease term expires on August 31, 2000.  In the event Landlord is unable to deliver possession of the Scanticon Expansion Space an September 1, 2000 as a result of SI holding over, such failure shall not affect the validity of this Second Amendment.  Landlord shall not be liable for any damages which Tenant may incur as a result of the delay in obtaining possession of the Scanticon Expansion Space.  In such event, Landlord shall take reasonable action to acquire possession of the Scanticon Expansion Space as soon as reasonably possible.  For the purposes of this Second Amendment, the term “Scanticon Expansion Space Effective Date” shall mean the date on which Landlord delivers possession of the Scanticon Expansion Space to Tenant, free of all tenancies and occupancies and in broom clean condition.

6.             As Is Condition.  Tenant acknowledges that except for the Landlord’s Work described below, Landlord is not obligated to do any work to the Scanticon Expansion Space to prepare it for Tenant’s occupancy.  Tenant shall accept the Scanticon Expansion Space in its “as is” condition as of the Scanticon Expansion Space Effective Date, provided, however, that Tenant assumes no responsibility in respect to latent defects in the Scanticon Expansion Space, the responsibility for the correction of

2

which resides in Landlord.  In addition, if Tenant notifies Landlord within five (5) business days after the Scanticon Expansion Space Effective Date that the Scanticon Expansion Space has been surrendered by SI in a damaged or other condition that is inconsistent with SI’s obligations with respect to the surrender thereof (i.e., that the Scanticon Expansion Space shall be surrendered broom clean, in as good condition as on the commencement date of SI’s lease, ordinary wear and tear, repairs and replacement by Landlord, and alterations, additions and improvements permitted thereunder excepted), Landlord shall, at Landlord’s cost and expense, immediately commence to make such repairs, alterations, etc. as may be necessary to restore the condition of the Scanticon Expansion Space to the condition in which it was required to be surrendered by SI, and prosecute the completion of such repairs with due diligence.

7.             Lease Extension.  As an inducement for Landlord to lease Scanticon Expansion Space to Tenant, Tenant agrees to extend the initial Term of the Lease with respect to the entire 14,312 square feet of space to the equivalent of five (5) years from Scanticon Expansion Space Effective Date and to pay $26.50 per square foot for the entire Premises for the period of time that the term of the Lease has been extended with respect to the Medarex 6,410 square feet and the Technology Management 4,600 square feet (approximately twelve and a half months, from July 13, 2004 to August 31, 2005).

8.             Modification.  This Second Amendment may not be changed orally and shall be binding upon and inure to the benefit of the parties hereto and their respective successors, permitted assigns and legal representatives.

9.             Effectiveness.  This Second Amendment shall be effective only if both Tenant and Landlord shall have signed and delivered to the other party a copy of this Second Amendment.

10.           Commission.  Tenant represents and warrants to Landlord that Tenant has not dealt with any real estate broker or sales representative in connection with this transaction other than Fennelly Associates, Inc. and Keller, Dodds & Woodworth.  Tenant shall indemnify and hold harmless Landlord from and against all threatened or asserted claims, liabilities, costs or damages (including reasonable attorney’s fees and disbursements) which Landlord may incur as a result of a breach of this representation.  Landlord shall pay to Broker a commission pursuant to a separate written agreement.

11.           Amended Lease.  Except to the extent expressly modified herein, all of the terms and provisions of the Lease, First Amendment, and Modification of First Amendment of Lease are hereby expressly ratified and confirmed.

IN WITNESS WHEREOF the parties have signed this Second Amendment as of the date first written above.

LANDLORD:		TENANT:

McCARTHY ASSOCIATES LIMITED By: Princeton Gateway Corporation, Inc.		MEDAREX, INC.

/s/ John F. McCarthy, III		/s/ Lisa N. Drakeman
John F. McCarthy, III		Name:	Lisa N. Drakeman
President		Title:	Senior Vice President
Dated:	June 8, 2000	Dated:	May 26, 2000

3

EXHIBIT “J”

BASIC LEASE INFORMATION

Landlord:	McCarthy Associates Limited a New Jersey limited partnership c/o John F. McCarthy, III, Esq. 228 Alexander Street P.O. Box 2329 Princeton, NJ 08543-2329

Tenant:	Medarex, Inc. 707 State Road Princeton, NJ 08540

Type of Entity:	A corporation of the State of New Jersey

Definition:	Base Year: calendar Year 1999 for the initial Term

Definition:	Commencement Date: Scanticon Expansion Space Effective Date

Definition:	Rentable Area of Building:	37,966 rentable square feet

Definition:	Rentable Area of Premises:	14,312 rentable square feet

Definition:	Tenant’s Proportionate Share:	37.70%

Definition:	Termination Date:
	(1)	Fifth anniversary of the Scanticon Expansion Space Effective Date; or
	(2)	Tenth anniversary of the Scanticon Expansion Space Effective Date if Tenant exercises its first option to renew; or
	(3)	Fifteen anniversary of the Scanticon Expansion Space Effective Date if Tenant exercises its second option to renew

Section 1.3	Number of Parking Spaces:	Sixty (60)

Section 1.3	Minimum Rent Per Year:	$346,237.50

Section 1.3	Minimum Rent Per Month:	$28,853.12

Article 36:	Security Deposit:	$57,706.25

INITIALS:
	Landlord	Tenant

4

THIRD AMENDMENT OF LEASE

THIS THIRD AMENDMENT OF LEASE (“Third Amendment”) made as of this 8th day of September, 2000 by and between:

McCARTHY ASSOCIATES LIMITED (“Landlord”)
a New Jersey limited partnership
c/o John F. McCarthy, III
P.O. Box 2329
Princeton, NJ  08543-2329

AND

MEDAREX, INC. (“Tenant”)
a New Jersey corporation
707 State Road
Princeton, NJ  08540

WITNESS:

WHEREAS, pursuant to a certain Agreement of Lease dated July 7, 1999 (“Lease”), and First Amendment of Lease dated February 28, 2000 (“First Amendment”) and a Second Amendment of Lease dated May 26, 2000 (“Second Amendment”), Landlord leased to Tenant certain rentable office space in the building commonly known as Princeton Gateway Corporate Campus, located at 707 State Road in Princeton, New Jersey (“Building”), and

WHEREAS, Tenant is interested in Buckley & Theroux’s existing space consisting of 5,446 square feet of rentable space as shown on Exhibit “I” hereto and referred to as “B&T Expansion Space,”

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Landlord and Tenant agree as follows:

1.                                       Definitions.  Unless otherwise defined in this instrument, all capitalized terms used herein shall have the meanings ascribed to such terms in the Lease.

2.                                       Leasing, Term and Increases in Rent and Security.  Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, the B&T Expansion Space pursuant to the terms of this Third Amendment for a term (the “B&T Term”) commencing on the B&T Expansion Space Effective Date (as defined below) and terminating on the Termination Date, for a fixed rental payable by Tenant to Landlord of $149,765.00 per year.  On or before signing of this Third Amendment, Tenant shall deposit with Landlord an additional security deposit of $24,960.83, increasing the amount of the security deposit to be held in accordance with Article 36 of the Lease to $82,667.08.  In addition, Tenant shall, on or before January 2, 2001, deposit with Landlord the sum of $12,480.42 as an advance payment to be credited against the monthly installment of Minimum Rent that will be due under the Lease for the first month of the B&T Term.

3.                                       Modifications to Definitions.  As a consequence of the leasing of the B&T Expansion Space by Tenant, the following definitions appearing in the preamble to the Lease are modified to read as follows from and after the B&T Expansion Space Effective Date:

1

(a)                                  “Lease” or “this Lease” consists of the Lease, Exhibits “A-1” through “G” attached thereto and made a part thereof, First Amendment and Exhibit “H” attached thereto and made a part thereof and Modification of First Amendment of Lease dated April, 2000 ,and Second Amendment and Exhibit “I” attached thereto and made a part hereof, and this Third Amendment and Exhibits “K” and “L” attached hereto.

(b)                                 “Minimum Rent” shall mean the fixed rent owed by Tenant to Landlord in the amount of $496,002.50 per year, payable in installments of $41,333.54 per month.

(c)                                  “Premises” shall mean the portion of the Building shown as the area marked on the floor plan of the Building as the Medarex 6,410 square feet, the Technology Management 4,600 square feet, the Scanticon International 3,302 square feet and the B&T 5,446 square feet, a part of a copy of which floor plan is annexed to the Lease as Exhibit “I” and made a part thereof and a part of a copy of which floor plan is annexed hereto as Exhibit “K” and made a part hereof and thereof.

(d)                                 “Rentable Area of the Premises” shall mean 19,758 square feet for the purposes of the Lease.

(e)                                  “Tenant’s Proportionate Share” shall mean 52.04 percent.

(f)                                    “Base Year” shall mean 1999 for the initial Term of this Lease with respect to the Medarex 6,410 square feet, the Technology Management 4,600 square feet, and the Scanticon International 3,302 square feet and shall mean 2001 for the initial Term of this Lease with respect to the B&T 5,446 square feet, and as to the entire Premises shall mean 2006 for the First Option Period, if any, and 2011 for the Second Option Period, if any.

4.                                       Other Lease Modifications.  As a further consequence of the leasing of the B&T Expansion Space by Tenant, the following provisions of the Lease are modified to read as follows from and after the B&T Expansion Space Effective Date:

(a)                                  The Basic Lease Information cover sheet is modified to read in full as the same appears as Exhibit “L” attached hereto and made a part hereof.

(b)                                 The first sentence of Section 1.2 of the Lease is modified to read in full as follows:  “The leasing of the Premises to and by Tenant includes the non-exclusive right to the use of eighty (80) automobile parking spaces.”

(c)                                  The following new Article 45 is hereby added to the Lease effective as of the B&T Expansion Space Effective Date:

“ARTICLE 45

SIGNAGE

45.1                           Landlord acknowledges that from and after the B&T Expansion Space Effective Date Tenant shall be entitled, subject to compliance with the requirements of all Governmental Authorities, and

2

subject to receipt of Landlord’s approval, to identify the Building by the name “Medarex” or otherwise to post a sign visible from Route 206 announcing Tenant’s presence in the Building.

45.2                           Landlord and Tenant hereby agree to negotiate in good faith to resolve all related issues within a period of four (4) months from the date hereof, including, by way of illustration and not by way of limitation, the size, type and specific location(s) of any such sign(s), procedures for the submission of plans and specifications for Landlord approval, criteria for Landlord review and approval, conditions mandating removal of any such sign(s) and all related matters.  The agreements arrived at during such negotiations will be memorialized in an addendum to this Third Amendment.

5.                                       B&T Expansion Space Effective Date.  Tenant acknowledges that the B&T Expansion Space is presently occupied by Buckley & Theroux, LLC (“B&T”) and that B&T’s lease term expires on February 28, 2001.  In the event Landlord is unable to deliver possession of the B&T Expansion Space on March 1, 2001 as a result of B&T holding over, such failure shall not affect the validity of this Third Amendment.  Landlord shall not be liable for any damages which Tenant may incur as a result of the delay in obtaining possession of the B&T Expansion Space.  In such event, Landlord shall take reasonable action to acquire possession of the B&T Expansion Space as soon as reasonably possible.  For the purposes of this Third Amendment, the term “B&T Expansion Space Effective Date” shall mean the date on which Landlord delivers possession of the B&T Expansion Space to Tenant, free of all tenancies and occupancies and in broom clean condition.

6.                                         As Is Condition.  Tenant acknowledges that Landlord is not obligated to do any work to the B&T Expansion Space to prepare it for Tenant’s occupancy.  Tenant shall accept the B&T Expansion Space in its “as is” condition as of the B&T Expansion Space Effective Date, provided, however, that Tenant assumes no responsibility in respect to latent defects in the B&T Expansion Space, the responsibility for the correction of which resides in Landlord.

7.                                       Lease Extension.  As an inducement for Landlord to lease B&T Expansion Space to Tenant, Tenant agrees to extend the term of the Lease of 19,758 square feet to the equivalent of five (5) years and one month from the B&T Expansion Space Effective Date and pay $27.50 per square foot for the Premises for the period of time that Tenant’s lease of the Medarex 6,410 square feet, the Technology Management 4,600 square feet and the Scanticon International 3,302 square feet is extended hereby (approximately seven (7) months, from September 1, 2005 to March 31, 2006).

Modification.  This Third Amendment may not be changed orally and shall be binding upon and inure to the benefit of the parties hereto and their respective successors, permitted assigns and legal representatives.

9.                                       Effectiveness.  This Third Amendment shall be effective only if both Tenant and Landlord shall have signed and delivered to the other party a copy of this Third Amendment.

10.                                 Commission.  Tenant represents and warrants to Landlord that Tenant has not dealt with any real estate broker or sales representative in connection with this transaction other than NAI Fennelly (f/k/a Fennelly Associates, Inc.) and Keller, Dodds & Woodworth.  Tenant shall indemnify and hold harmless Landlord from and against all threatened or asserted claims, liabilities, costs or damages (including

3

reasonable attorney’s fees and disbursements) which Landlord may incur as a result of a breach of this representation.  Landlord shall pay to Broker a commission pursuant to a separate written agreement.

11.                                 Amended Lease.  Except to the extent expressly modified herein, all of the terms and provisions of the Lease, First Amendment, Modification of First Amendment of Lease and Second Amendment are hereby expressly ratified and confirmed.

IN WITNESS WHEREOF the parties have signed this Third Amendment as of the date first written above.

LANDLORD:		TENANT:

McCARTHY ASSOCIATES LIMITED By: Princeton Gateway Corporation, Inc. Its sole general partner		MEDAREX, INC.

/s/ John F. McCarthy, III		/s/ Donald Drakeman
John F. McCarthy, III President		Name: Donald Drakeman Title:
Dated:	September 24, 2000	Dated:	September 11, 2000

4

EXHIBIT “L”

BASIC LEASE INFORMATION

Landlord:	McCarthy Associates Limited a New Jersey limited partnership c/o John F. McCarthy, III, Esq. 228 Alexander Street P.O. Box 2329 Princeton, NJ 08543-2329

Tenant:	Medarex, Inc. 707 State Road Princeton, NJ 08540

Type of Entity:	A corporation of the State of New Jersey

Definition:	Base Year: Calendar year 1999 for the initial Term for all space other than the B&T Expansion Space, for which the Base Year is the calendar year 2001.

Definition:	Commencement Date: on or about March 1, 2001

Definition:	Rentable Area of Building:	37,966 rentable square feet

Definition:	Rentable Area of Premises:	19,758 rentable square feet

Definition:	Tenant’s Proportionate Share:	52.04%

Definition:	Termination Date:
(1)	One month after the fifth anniversary of the Commencement Date; or
(2)	One month after the tenth anniversary of the Commencement Date if Tenant exercises its first option to renew; or
(3)	One month after the fifteen anniversary of the Commencement Date if Tenant exercises its second option to renew

Section 1.3	Number of Parking Spaces:	Eighty (80)

Section 1.3	Minimum Rent Per Year:	$496,002.50

Section 1.3	Minimum Rent Per Month:	$41,333.54

Article 36:	Security Deposit:	$82,667.08

INITIALS:
Landlord	Tenant

5

FOURTH AMENDMENT OF
AGREEMENT OF LEASE

THIS FOURTH AMENDMENT TO THE AGREEMENT OF LEASE (the “Fourth Amendment”) is made and entered into effective as of November 30, 2000 by and between MEDAREX, INC., 707 State Road, Suite 206, Princeton, NJ 08540, USA (“Tenant”) and MCCARTHY ASSOCIATES LIMITED a New Jersey limited partnership, c/o John F. McCarthy, III, P.O. Box 2329, Princeton, NJ 08543-2329 (“Landlord”).  Capitalized terms used in this Amendment that are not otherwise defined herein shall have the same meanings as such terms are defined in the Agreement (as defined below).

A.                                    Tenant and Landlord entered into a Agreement of Lease dated July 7, 1999 (“the Lease”), and a First Amendment of Lease dated February 28, 2000 (“First Amendment”) and a Second Amendment of Lease dated May 26, 2000 (“Second Amendment”), and a Third Amendment of Lease dated September 24, 2000 (“Third Amendment”) (collectively, the Lease and its amendments are the “Agreement”), and Landlord leased to Tenant certain rentable office space in the building commonly known as Princeton Gateway Corporate Campus, located at 707 State Road in Princeton, New Jersey (“Building”).

B.                                    The Parties desire to amend the terms of the Agreement in order update the Notices provision.

NOW, THEREFORE, the Parties agree as follows:

1.                                      Amendment of the Lease.

The Parties hereby agree to amend the terms of the Agreement as provided below.

1.1                               Notices, copy.  The name and address of Sattlerlee Stephens Burke & Burke LLP in Article 25 are hereby deleted and shall be replaced with the following:

“Medarex, Inc.
707 State Road, Suite 206
Princeton, NJ  08540
Att:  General Counsel”

1.2                               Notices, to Tenant.  The address of Medarex, Inc. in Article 25 is hereby deleted and shall be replaced with the following:

“707 State Road, Suite 206
Princeton, NJ  08540
Att:  Donald L. Drakeman, President and CEO”

1

1.3          Notices, to Landlord.  The address of McCarthy Associates Limited in Article 25 is hereby deleted and shall be replaced with the following:

“c/o John F. McCarthy, III
731 Alexander Road
P.O. Box 2329
Princeton, NJ  08543-2329”

2.             Miscellaneous.

2.1          No Other Changes.  Except as expressly provided in this Fourth Amendment, all terms of the Agreement shall remain in full force and effect.

2.2          Counterparts.  This Fourth Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have caused this Fourth Amendment to be executed by their respective authorized officers.

MEDAREX, INC.		MCCARTHY ASSOCIATES LIMITED By: Princeton Gateway Corporation, Inc.

By:	/s/ W. Bradford Middlekauff	By:	/s/ John F. McCarthy, III

Name: W. Bradford Middlekauff		Name: John F. McCarthy, III

Title: Vice President and General Counsel		Title: President

Date:	11/22/00	Date:	11/30/00

2

FIFTH AMENDMENT OF LEASE

THIS FIFTH AMENDMENT OF LEASE (“Fifth Amendment”) made on this 23rd day of May, 2005 by and between:

MCCARTHY ASSOCIATES LIMITED
a New Jersey limited partnership
87 Ettl Circle
Princeton, NJ 08540
(“Landlord”)

AND

MEDAREX, INC.
707 State Road
Princeton, NJ   08540
(“Tenant”)

RECITALS:

WHEREAS, pursuant to a certain lease dated July 7, 1999 (“Lease”) modified by a First Amendment to Lease dated February 28, 2000 (“First Amendment”), a Second Amendment to Lease dated May 26, 2000 (“Second Amendment”), a Third Amendment to Lease dated September 8, 2000 (“Third Amendment”) and a Fourth Amendment to Lease dated November 30, 2000 (“Fourth Amendment”), Landlord leased to Tenant 19,758 square feet of office space (“Premises”) in the building commonly known as 707 State Road (“Building”) for an initial term ending March 31, 2006; and

WHEREAS, Tenant and Landlord now desire to amend the Lease as of April 1, 2006 and to extend the term of the Lease for a term of seven years from April 1, 2006 to March 31, 2013;

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Landlord and Tenant agree as follows:

1.                                       Term.  Subject to the provisions of this Fifth Amendment, Landlord and Tenant hereby extend the term of the Lease through March 31, 2013.

2.                                       Defined Terms.  As of April 1, 2006, the Lease shall be amended as follows:

2.1                                 The term “Lease” or “this Lease” (as used in the Lease) consists of the Lease, Exhibits “A-1” through “G” attached thereto and made a part thereof, First

Amendment and Exhibit “H” attached thereto, Second Amendment and Exhibit “I” attached thereto and made a part hereof, Third Amendment and Exhibits “K” and “L” attached thereto, Fourth Amendment, and this Fifth Amendment and Exhibit “M” attached hereto.

2.2                                 The term “Minimum Rent” (as used in the Lease) and the term “Minimum Rent Per Year” (as used in the Basic Lease Information Sheet) shall mean the fixed rental payable by Tenant to Landlord in the following amounts;

First Year (4/1/06 to 3/31/07):	$434,676.00 ($22.00/sq.ft.)
Second Year (4/1/07 to 3/31/08):	$444,555.00 ($22.50/sq.ft.)
Third Year (4/1/08 to 3/31/09):	$454,434.00 ($23.00/sq.ft.)
Fourth Year (4/1/09 to 3/31/10):	$464,313.00 ($23.50/sq.ft.)
Fifth Year (4/1/10 to 3/31/11):	$474,192.00 ($24.00/sq.ft.)
Sixth Year (4/1/11 to 3/31/12):	$484,071.00 ($24.50/sq.ft.)
Seventh Year (4/1/12 to 3/31/13):	$493,950.00 ($25.00/sq.ft.)

2.3                                 The term “Base Year” (as used in the Lease and in the Basic Lease Information Sheet) shall mean 2005.

2.4                                 The term “Base Charge” (as used in the Lease) shall mean Tenant’s Proportionate Share of Taxes.

2.5                                 The term “Minimum Rent Per Month” (as used in the Basic Lease Information Sheet) shall mean as follows:

First Year:	$ 36,223.00
Second Year:	$ 37,046.25
Third Year:	$ 37,869.50
Fourth Year:	$ 38,692.75
Fifth Year:	$ 39,516.00
Sixth Year:	$ 40,339.25
Seventh Year:	$ 41,162.50

2.6                                 The term “Termination Date”  (as used in the Lease and in the Basic Lease Information Sheet) shall mean March 31, 2013, or such earlier date upon which the Lease may expire or be terminated pursuant to any provision of the Lease or pursuant to law.

3.                                       Other Lease Modifications.  The following provisions of the Lease are modified from and after April 1, 2006:

3.1                                 The Basic Lease Information cover sheet is modified to read in full as it appears as Exhibit “M” attached to and made a part hereof.

3.2                                 Article 6 of the Lease is modified to eliminate any requirement that Tenant pay Landlord its Proportionate Share of any increase in Landlord’s Operating Expenses.   As such, all references in the Lease to Landlord’s Operating Expenses (including but not limited to the reference in the definition of “Projected Expenses” in Section 6.3), are eliminated and Sections 6.1.2 and 6.8 of the Lease are deleted in their entirety, such that the provisions of Sections 6.1 through 6.12, inclusive, shall apply solely to Taxes.  Tenant shall pay Landlord its Proportionate Share of the increase in Taxes over the Base Charge.

3.3                                 In addition, the following provisions shall be added to Article 6:

ARTICLE 6

ADDITIONAL RENT

6.13                     Effective April 1, 2006 Tenant shall pay to Landlord, as Additional Rent, the following:

First Year:	$50,382.90/year ($2.55/sq.ft.) or $4,198.57/month

Second Year:	$51,765.96/year ($2.62/sq.ft) or $4,313.83/month

Third Year:	$53,451.21/year ($2.71/sq.ft) or $4,454.27/month

Fourth Year:	$55,054.75/year ($2.79/sq.ft.) or $4,587.90/month

Fifth Year:	$56,705.46/year ($2.87/sq.ft.) or $4,725.45/month

Sixth Year:	$58,407.58/year ($2.96/sq.ft.) or $4,867.30/month

Seventh Year:	$60,064.32/year ($3.04/sq.ft.) or $5,005.36/month

6.14                     Tenant shall pay the Additional Rent required by Section 6.13 in equal monthly installments on the first day of each calendar month,

in advance, commencing April 1, 2006 during the then remaining term of this Lease.

3.4           The payment of Additional Rent pursuant to Sections 6.13 and 6.14 of the Lease shall constitute Tenant’s payment of electrical energy as required by Article 15 of the Lease.  Accordingly, effective April 1, 2006, Article 15 of the Lease is hereby amended as follows:

3.4.1        The phrase “[a]s part of Landlord’s Operating Expenses,” is deleted from the first sentence of Section 15.1.

3.4.2        The words “this paragraph 15.2” in the first sentence of Subsection 15.2.1 are hereby changed to “Sections 6.13 and 6.14.”

3.4.3        Clause (iii) of the first sentence of Subsection 15.2.1, which begins “Tenant agrees” and the ensuing eight (8) sentences through the words “decrease or tax; (iv)” are hereby deleted in their entirety.

3.4.4        The words “the amount of $1.25 per square foot” in Subsection 15.2.5 are hereby changed to “the Additional Rent required by Section 6.13.”

3.5           Anything in the Lease to the contrary notwithstanding, there shall be solely three components of Tenant’s Rent: first, the Minimum Rent set forth in Section 2.2 of this Fifth Amendment; second, the Additional Rent set forth in Section 3.3 above (new Section 6.13 of the Lease); and third, Tenant’s Proportionate Share of the increase, if any, in Taxes over the Base Year.

4.             Finish Work.

4.1           Tenant shall submit to Landlord for Landlord’s review and approval schematic drawings showing proposed improvements to the Premises desired by Tenant to improve the Premises for Tenant’s occupancy (“Schematic Drawings”). Tenant shall determine what improvements should be done to the Premises and same shall be included in such Schematic Drawings for Landlord’s approval, which approval shall not be unreasonably withheld, conditioned or delayed.  If Landlord shall not approve of the Schematic Drawings as submitted by Tenant, Landlord shall notify Tenant thereof within five (5) business days after receipt of the Schematic Drawings specifying in said notice the particulars of such revisions therein as are reasonably requested by Landlord for the purpose of obtaining its approval.  Within five (5) business days after being so informed by Landlord,

Tenant shall submit to Landlord, for Landlord’s approval (which approval shall not be unreasonably withheld, conditioned or delayed) revised Schematic Drawings incorporating such revisions or such modifications thereof as were reasonably requested by Landlord and as are acceptable to Tenant.  Within three (3) business days after receipt thereof, Landlord shall notify Tenant whether such revised Schematic Drawings are approved, which approval shall not be unreasonably withheld, conditioned or delayed; and if not approved, Landlord shall specify in writing the particulars of any such items not approved.  The provisions of the immediately preceding two (2) sentences shall be repeated until Landlord has approved Schematic Drawings acceptable to Tenant (said Schematic Drawings, as so approved, are hereinafter referred to as the “Final Schematics”).  After approval of the Final Schematics Tenant shall cause to be prepared architectural working drawings and specifications for the layout and finish of the proposed improvements and shall submit them to Landlord for its review and approval (which shall not be unreasonably withheld, conditioned or delayed).  Said working drawings and specifications shall be reasonably consistent with the Final Schematics (other than for minor deviations), shall be consistent with the design and construction of the Building and shall not materially interfere with or disrupt any of the other equipment in the Building.  If Landlord shall not approve of the working drawings and specifications as submitted by Tenant, Landlord shall notify Tenant thereof within five (5) business days after receipt of the working drawings and specifications specifying in said notice the particulars of such revisions therein as are reasonably requested by Landlord for the purpose of obtaining its approval.  Within five (5) business days after being so informed by Landlord, Tenant shall submit to Landlord, for Landlord’s approval (which approval shall not be unreasonably withheld, conditioned or delayed), revised working drawings and specifications incorporating such revisions or such modifications thereof as were reasonably requested by Landlord and as are acceptable to Tenant.  Within three (3) business days after receipt thereof, Landlord shall notify Tenant whether such revised working drawings and specifications are approved, which approval shall not be unreasonably withheld, conditioned or delayed; and if not approved, Landlord shall specify in writing the particulars of any such items not approved.  The provisions of the immediately preceding two (2) sentences shall be repeated until Landlord has approved working drawings and specifications acceptable to Tenant (said drawings and specifications, as so approved, are hereinafter referred to as the “Working Drawings” and the work shown thereon is hereinafter referred to as the “Finish Work”).  Tenant shall provide Landlord with copies of receipts for all work performed and fixtures purchased as part of such Finish Work.  The cost to prepare Schematic Drawings, Final Schematics and Working Drawings shall be included in the cost of the Finish Work.

4.2           Promptly after Tenant’s receipt of all required governmental permits and approvals for the construction of the Finish Work, Tenant shall commence the construction of the Finish Work through a (1) construction manager and (2) contractor or contractors. Tenant shall select and engage such construction manager and contractors.  Tenant shall proceed with such construction with due dispatch to cause the Finish Work to be constructed in accordance with the Working Drawings in a good and workmanlike manner and in accordance with all applicable laws, orders and regulations of Governmental Authorities, and to use first quality materials.  The costs associated with the employment and retention of a construction manager shall be included in the cost of the Finish Work.

4.3                                 Each phase of the Finish Work shall be deemed completed on the day following Tenant’s notice to Landlord that (i) the Finish Work is substantially completed, and (ii) Tenant has obtained either a permanent or temporary certificate of occupancy for the Finish Work.

4.4                                 Promptly after the completion of each “phase” (as defined in the specifications constituting part of the Working Drawings) of the Finish Work, Landlord shall pay to Tenant, or at Tenant’s election to Tenant’s contractors, the cost of such completed phase of the Finish Work.  Landlord’s obligation under this paragraph is limited to an aggregate maximum payment of $100,000.00.  If the aggregate cost of the Finish Work exceeds $100,000.00, Tenant shall be responsible for the all costs in excess of $100,000.00. By way of example, if the cost of the Finish Work (including architectural fees and costs of the construction manager) is $90,000.00, Landlord shall pay Tenant (or Tenant’s contractors) $90,000.00.  If the cost of such Finish Work is $110,000.00, Landlord shall pay Tenant (or Tenant’s contractors) $100,000.00. Tenant shall provide to Landlord at the time of each request for payment an AIA form (such as G702) reasonably acceptable to Landlord setting forth the Finish Work completed and the amount requested to be paid.

5.                                       Option to Lease Additional Space.

5.1                                 As long as (1) Tenant is not in default under the Lease beyond any applicable grace period; and (2) space in the Building becomes available for lease prior to the Termination Date, Landlord shall first notify Tenant that such additional space is available by giving Tenant written notice (a “Leasing Availability Notice”) specifying the date of availability of such space and sending Tenant an addendum to the Lease whereby Tenant may lease the additional space in accordance with the provisions of this Fifth Amendment.  Within ten (10) calendar days of Tenant’s receipt of such Leasing Availability Notice, Tenant shall notify Landlord whether or not Tenant elects to lease the additional space pursuant to this paragraph.  In the event Tenant elects to so lease the additional space, Tenant shall execute and deliver to Landlord the addendum to the Lease whereby Tenant shall lease the additional space for a term to expire on the Termination Date.

5.2                                 All of the terms, covenants and conditions of this Lease shall apply to and pertain to such additional space except that the Minimum Rent shall be computed in the manner set forth in Exhibit “F” of the Lease and the Additional Rent shall be as set forth for the appropriate year in Section 3.3 above (new Section 6.13 of the Lease).  For example, the Additional Rent for this additional space during the period 4/1/08 to 3/31/09 shall be $2.71/sq.ft./annum, prorated for the period actually leased.

6.                                       Option to Purchase the Building.    As long as (1) Tenant is not in default under the Lease beyond any applicable grace period; and (2) the Building becomes available for sale prior to the Termination Date, Landlord shall first notify Tenant that the Building is available for sale by giving Tenant written notice (a “Sale Availability Notice”) proposing the price, terms and other conditions of such sale.  Within ten (10) calendar days of Tenant’s receipt of such Sale Availability Notice, Tenant shall notify Landlord (“Tenant’s Notice”) whether Tenant (i) elects to buy the Building at the price and upon the terms and conditions set forth in the Sale Availability Notice, (ii) would be willing to buy the Building for a different price and/or upon different terms and conditions or (iii) elects not to buy the Building.

6.1                                 In the event Tenant elects not to buy the Building Landlord shall be free for a period of twelve (12) months to sell the Building at a price and upon terms and conditions no more favorable to the purchaser than those offered to Tenant in the Sale Availability Notice, free and clear of Tenant’s rights under this Section 6.  In the event the Landlord is unable to sell the Building within such twelve (12 month) period or in the event Landlord offers to sell the Building during such period at a price or upon terms and conditions more favorable to the purchaser than those offered to Tenant in the Sale Availability Notice, the provisions of this Section 6 shall immediately spring back into effect and the Landlord shall immediately be required to deliver to the Tenant a new Sale Availability Notice containing such more favorable to the purchaser price, terms and conditions, whereupon Tenant shall once again be entitled to all of the rights and privileges provided under this Section 6.

6.2                                 In the event Tenant elects to buy the Building at the price and upon the terms and conditions set forth in the Sale Availability Notice, Tenant shall within five (5) business days after delivery of the Tenant’s Notice prepare, execute and deliver to Landlord a contract whereby Tenant shall purchase the Building for the price and upon the terms and conditions set forth in the Sale Availability Notice.  Landlord shall thereupon execute the said contract and deliver a fully executed copy to Tenant within five (5) business days after Landlord’s receipt of the contract.

6.3                                 In the event Tenant desires to buy the Building for a different price and/or upon different terms and conditions than those set forth in the Sale Availability Notice, Tenant’s Notice shall set forth such price and/or other terms and conditions (“Tenant’s Terms”).  If Landlord shall not approve of the Tenant’s Terms, Landlord shall notify Tenant thereof within five (5) business days after receipt of the Tenant’s Terms specifying in said notice the particular revisions requested by Landlord for the purpose of obtaining its approval.  Within five (5) business days after being so informed by Landlord, Tenant shall submit to Landlord revised Tenant’s Terms incorporating such revisions or such modifications thereof as were requested by Landlord and as are acceptable to Tenant.  Within three (3) business days after receipt thereof, Landlord shall notify Tenant whether or not such revised Tenant’s Terms are approved.

6.3.1                        If at any time Landlord approves Tenant’s Terms (as theretofore revised by Tenant), Tenant shall within five (5) business days thereafter execute and deliver to Landlord a contract whereby Tenant shall purchase the Building upon Tenant’s Terms (as so revised).  Landlord shall thereupon execute the said contract and deliver a fully executed copy to Tenant within five (5) business days after Landlord’s receipt of the contract executed by Tenant.  In the event Tenant elects not to buy the Building Landlord shall be free to sell the Building at such price and upon such terms and conditions as Landlord may desire, free and clear of Tenant’s rights under this Section 6.

6.3.2                        In the event Landlord and Tenant are unable to agree upon a price or terms and conditions for the sale of the Building within the time period permitted under this Subsection 6.3, Landlord shall be free for a period of twelve (12) months to sell the Building at a price and upon terms and conditions no more favorable to the purchaser than those contained in the Tenant’s Terms (as theretofore revised), free and clear of Tenant’s rights under this Section 6.  In the event the Landlord is unable to sell the Building within such twelve (12 month) period at a price and upon terms and conditions no more favorable to the purchaser than those contained in the Tenant’s Terms (as theretofore revised) or in the event Landlord offers to sell the Building during such period at a price or upon terms and conditions more favorable to the purchaser than those contained in the Tenant’s Terms (as theretofore revised), the provisions of this Section 6 shall immediately spring back into effect and the Landlord shall immediately be required to deliver to the Tenant a new Sale Availability Notice containing such more favorable to the purchaser price, terms and conditions, whereupon Tenant shall once again be entitled to all of the rights and privileges provided under this Section 6.

7.                                       Modification.  This Fifth Amendment may not be changed orally and shall be binding upon and inure to the benefit of the parties hereto and their respective successors, permitted assigns and legal representatives.

8.                                       Effectiveness.  This Fifth Amendment shall be effective only if both Tenant and Landlord shall have signed and delivered to the other party a copy of this Fifth Amendment.

9.                                       Commission.  Landlord represents and warrants to Tenant that it has not dealt with any real estate broker or sales representative in connection with this Fifth Amendment other than Jerry Fennelly of NAI Fennelly and Buzz Woodworth. Tenant represents and warrants to Landlord that it has not dealt with any real estate broker or sales representative in connection with this Fifth Amendment.  Each party shall indemnify and hold harmless the other party from and against all threatened or asserted claims, liabilities, costs or damages (including reasonable attorney’s fees and disbursements) which that other party may incur as a result of a breach of this representation.  Landlord acknowledges that Landlord may be obligated to Jerry Fennelly of NAI Fennelly and to Buzz Woodworth or another lawful successor-in-interest to the firm of Keller, Dodds and Woodworth in connection with this Fifth Amendment and agrees to be responsible for any commissions or other compensation that may become due to Jerry Fennelly and/or NAI Fennelly (or any successor entity) and to Keller, Dodds and Woodworth (or any successor entity) and/or Buzz Woodworth arising out of this Fifth Amendment.

10.                                 Ratification.  Except to the extent expressly modified herein, all of the terms and provisions of the Lease, First Amendment, Second Amendment, Third Amendment and Fourth Amendment are hereby expressly ratified and confirmed.

[SIGNATURES APPEAR ON NEXT PAGE.]

IN WITNESS WHEREOF, the parties have signed this Fifth Amendment as of the date written below.

LANDLORD

MCCARTHY ASSOCIATES LIMITED

By: Princeton Gateway Corporation, Inc.

Its sole corporate general partner

Dated: May 23, 2005	By:	/s/ John F. McCarthy, III
John F. McCarthy III, as its President

TENANT
MEDAREX, INC.

/s/ Christian S. Schade
Dated: May 20, 2005	Name:	Christian S. Schade
Title: Chief Financial Officer

EXHIBIT “M”

BASIC LEASE INFORMATION

Landlord:	McCarthy Associates Limited 87 Ettl Circle Princeton, NJ 08540

Tenant:	Medarex, Inc. 707 State Road Princeton, NJ 08540

Base Year:	2005

Definition	Commencement Date of Fifth Amendment: April 1, 2006

Definition	Rentable Area of Building:	37,966 rentable square feet

Definition	Rentable Area of Premises:	19,758 rentable square feet

Definition	Tenant’s Proportionate Share:	52.04%

Definition	Termination Date:	March 31, 2013 (seven years)

Section 1.3	Number of Parking Spaces:	80 spaces

Section 1.3	Minimum Rent Per Year:
	First Year (4/1/06-3/31/07):	$434,676.00 ($22.00/sq.ft.)
	Second Year (4/1/07-3/31/08):	$444,555.00 ($22.50/sq.ft.)
	Third Year (4/1/08-3/31/09):	$454,434.00 ($23.00/sq.ft.)
	Fourth Year (4/1/09-3/31/10):	$464,313.00 ($23.50/sq.ft.)
	Fifth Year (4/1/10-3/31/11):	$474,192.00 ($24.00/sq.ft.)
	Sixth Year (4/1/11-3/31/12):	$484,071.00 ($24.50/sq.ft.)
	Seventh Year (4/1/12-3/31/13):	$493,950.00 ($25.00/sq.ft.)

Section 1.3	Minimum Rent Per Month:
	First Year:	$ 36,223.00
	Second Year:	$ 37,046.25
	Third Year:	$ 37,869.50
	Fourth Year:	$ 38,692.75
	Fifth Year:	$ 39,516.00
	Sixth Year:	$ 40,339.25
	Seventh Year:	$ 41,162.50

Article 36	Security Deposit:	$82,667.08

INITIALS:
	Landlord	Tenant